Exhibit 99.4
OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On October 4, 2018 (the Closing Date), Ocwen Financial Corporation, a Florida corporation (Ocwen), completed the previously announced acquisition of PHH Corporation, a Maryland corporation (PHH) pursuant to the Agreement and Plan of Merger, dated as of February 27, 2018 (the Merger Agreement), by and among Ocwen, PHH and POMS Corp, a Maryland corporation and a wholly-owned subsidiary of Ocwen (Merger Sub). PHH is a leading non-bank servicer with established servicing and origination recapture capabilities. Pursuant to the Merger Agreement, Merger Sub merged with and into PHH on the Closing Date, with PHH continuing as the surviving corporation and a wholly-owned subsidiary of Ocwen (the Merger). Information relating to the Merger was previously included in Ocwen’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the SEC) on October 4, 2018.
The unaudited pro forma combined financial information of Ocwen and PHH is presented to illustrate the estimated effects of the Merger. The following unaudited pro forma combined financial information is derived from and should be read in conjunction with (1) our historical audited consolidated financial statements and the related notes included in the Ocwen’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 28, 2018, (2) our historical unaudited consolidated financial statements and the related notes included in Ocwen’s quarterly report on Form 10-Q for the three months ended June 30, 2018, filed with the SEC on July 26, 2018, (3) the historical audited consolidated financial statements and the related notes included in PHH's Annual Report on Form 10-K for the year ended December 31, 2017, incorporated by reference in Ocwen’s Current Report on Form 8-K, and (4) the historical unaudited consolidated financial statements and the related notes included in PHH's quarterly report on Form 10-Q for the three months ended June 30, 2018, incorporated by reference in Ocwen’s Current Report on Form 8-K.
The unaudited pro forma combined balance sheet as of June 30, 2018, and the unaudited pro forma combined statements of operations for the six months ended June 30, 2018, and the year ended December 31, 2017, are presented herein. The unaudited pro forma combined balance sheet combines the unaudited consolidated balance sheets of Ocwen and PHH as of June 30, 2018, and gives effect to the Merger as if it had occurred on June 30, 2018. The unaudited pro forma combined statements of operations combine the historical results of Ocwen with those of PHH for the six months ended June 30, 2018, and the year ended December 31, 2017, and gives effect to the Merger as if it had occurred on January 1, 2017.
The unaudited pro forma combined financial statements reflect management’s preliminary estimates of the fair value of tangible and intangible assets acquired and liabilities assumed in the Merger, with the difference between these preliminary estimates and the purchase price recorded as a bargain purchase gain. Independent valuation specialists have conducted an analysis to assist management of Ocwen in determining the fair value of certain acquired assets and assumed liabilities. Ocwen’s management is responsible for these third-party valuations and appraisals. Since these unaudited pro forma combined financial statements have been prepared based on preliminary estimates of the fair value of assets acquired and liabilities assumed, upon completion of the valuation for the Merger the actual amounts recorded may differ materially from the amounts used in the pro forma combined financial statements.
The historical financial information has been adjusted to give effect to pro forma adjustments that are (i) directly attributable to the acquisition, (ii) factually supportable, and (iii) with respect to the unaudited combined income statements, expected to have a continuing effect on Ocwen. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma combined financial information.
The unaudited pro forma combined financial statements are provided for informational purposes only, in accordance with Article 11 of Regulation S-X, and are not necessarily, and should not be assumed to be, an indication of the financial position or results that Ocwen would have been reported had the Merger been completed as of the dates indicated due to a number of factors, including but not limited to expected reductions in servicing, origination and overhead costs through the realization of targeted cost synergies and improved economies of scale, the impact of incremental costs to integrate the two companies and differences in servicing practices and cost structures between Ocwen and PHH. The unaudited pro forma combined statement of operations does not purport to project the future operating results of Ocwen and the unaudited pro forma combined balance sheet does not purport to represent the future financial position of Ocwen.

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
AS OF JUNE 30, 2018
(Dollars in thousands, except share data)

	Ocwen Historical	PHH Historical	Reclassifications	Note 3	Pro Forma Adjustments	Note 4	Ocwen Pro Forma
Assets
Cash and cash equivalents	$228,412	$453,230	$—		$(358,396)	A	$323,246
Restricted cash	—	40,513	27,690	A	—		68,203
Mortgage servicing rights	1,043,995	483,476	—		62,012	B	1,589,483
Advances, net	173,787	301,564	(193,112)	B	(1,571)	C	280,668
Match funded assets	993,926	—	—		—		993,926
Loans held for sale	209,453	—	57,136	C	1,176	D	267,765
Mortgage loans held for sale	—	54,735	(54,735)	D	—		—
Loans held for investment, at fair value	5,143,758	—	—		—		5,143,758
Receivables, net	178,678	57,982	11,091	E	(1,062)	E	246,689
Premises and equipment, net	30,619	17,539	—		2,942	G	51,100
Other assets	417,568	28,178	(27,690)	A	(493)	F	403,397
			(14,166)	F
Assets related to discontinued operations	—	4,333	—		—		4,333
Total assets	$8,420,196	$1,441,550	$(193,786)		$(295,392)		$9,372,568

Liabilities and Equity
Liabilities
HMBS-related borrowings, at fair value	$5,040,983	$—	$—		$—		$5,040,983
Match funded liabilities	750,694	—	20,142	G	—		770,836
Other financing liabilities	747,503	—	437,070	H	66,751	H	1,251,324
Mortgage servicing rights secured liability	—	437,070	(437,070)	H	—		—
Other secured borrowings, net	340,418	—	39,218	G	—		379,636
Mortgage warehouse and advance facilities	—	59,360	(59,360)	G	—
Senior notes, net	347,612	—	118,407	I	2,503	I	468,522
Unsecured debt, net	—	118,407	(118,407)	I	—		—
Other liabilities	591,803	41,536	93,330	J	20,018	J	746,687
Accounts payable and accrued expenses	—	65,930	(65,930)	K	—		—
Subservicing advance liabilities	—	193,988	(193,988)	B	—		—
Loan repurchase and indemnification liability	—	27,198	(27,198)	J	—		—
Liabilities related to discontinued operations	—	8,980	—		—		8,980
Total liabilities	7,819,013	952,469	(193,786)		89,272		8,666,968

Equity
Stockholders’ equity
Common stock, $.01 par value; 200,000,000 shares authorized; 133,912,425 shares issued and outstanding at June 30, 2018	1,339	—	—		—		1,339

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
AS OF JUNE 30, 2018
(Dollars in thousands, except share data)

Common stock, $0.01 par value; 273,910,000 shares authorized; 32,577,256 shares issued and outstanding at June 30, 2018	—	326	—	(326)	K	—
Additional paid-in capital	552,800	565,715	—	(565,715)	K	552,800
Retained earnings (accumulated deficit)	47,056	(68,063)	—	172,480	L	151,473
Accumulated other comprehensive loss, net of income taxes	(1,171)	(8,897)	—	8,897	K	(1,171)
Total stockholders’ equity	600,024	489,081	—	(384,664)		704,441
Non-controlling interest in subsidiaries	1,159	—	—	—		1,159
Total equity	601,183	489,081	—	(384,664)		705,600
Total liabilities and equity	$8,420,196	$1,441,550	$(193,786)	$(295,392)		$9,372,568

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018
(Dollars in thousands, except share data)

	Ocwen Historical	PHH Historical	Reclassifications	Note 5	Pro Forma Adjustments	Note 6	Ocwen Pro Forma
Revenue
Servicing and subservicing fees	$444,365	$—	$153,597	A	$—		$597,962
Loan servicing income, net	—	82,950	(82,950)	B	—		—
Gain on loans held for sale, net	44,193	9,923	—		—		54,116
Origination and other loan fees	—	1,910	(1,910)	C	—		—
Net interest expense	—	(25,400)	25,400	D	—		—
Other	25,280	—	3,010	E	—		28,290
Other income	—	15,687	(15,687)	F	—		—
Total revenue	513,838	85,070	81,460		—		680,368

Expenses
Compensation and benefits	147,913	—	61,113	G	—		209,026
Salaries and related expenses	—	60,008	(60,008)	G	—		—
Servicing and origination	59,694	—	11,891	H	—		71,585
Foreclosure and repossession expenses	—	5,836	(5,836)	H	—		—
MSR valuation adjustments, net	50,247	—	(22,018)	I	1,082	A	29,311
Professional services	70,159	—	19,002	J	(9,164)	C	79,997
Professional and third-party service fees	—	33,526	(33,526)	K			—
Technology and communications	46,709	14,622	5,156	L	491	D	66,978
Occupancy and equipment	25,473	—	12,120	M	—		37,593
Occupancy and other office expenses	—	12,016	(12,016)	N	—		—
Depreciation and amortization	—	5,339	(5,339)	O	—		—
Other	11,956	—	9,415	P	—		21,371
Other operating expenses	—	15,775	(15,775)	Q	—		—
Total expenses	412,151	147,122	(35,821)		(7,591)		515,861

Other income (expense)
Interest income	6,055	—	(22,303)	R	—		(16,248)
Interest expense	(128,313)	—	(95,108)	S	12,216	B	(211,205)
Gain on sale of mortgage servicing rights, net	1,036	—	(567)	B	—		469
Other, net	(3,905)	—	697	T	—		(3,208)
Total other income (expense), net	(125,127)	—	(117,281)		12,216		(230,192)

Loss from continuing operations before income taxes	(23,440)	(62,052)	—		19,807		(65,685)
Income tax expense (benefit)	3,696	503	—		(1,458)	E	2,741
Net loss from continuing operations	(27,136)	(62,555)	—		21,265		(68,426)
Net income attributable to non-controlling interests	(147)	—	—		—		(147)
Net loss from continuing operations attributable to Ocwen / PHH stockholders	$(27,283)	$(62,555)	$—		$21,265		$(68,573)

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018
(Dollars in thousands, except share data)

Loss from continuing operations per share attributable to Ocwen / PHH stockholders
Basic	$(0.20)	$(1.92)	$—	$—	$(0.51)
Diluted	$(0.20)	$(1.92)	$—	$—	$(0.51)

Weighted average common shares outstanding
Basic	133,490,828	32,657,107	—	—	133,490,828
Diluted	133,490,828	32,657,107	—	—	133,490,828

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
(Dollars in thousands, except share data)

	Ocwen Historical	PHH Historical	Reclassifications	Note 5	Pro Forma Adjustments	Note 6	Ocwen Pro Forma
Revenue
Servicing and subservicing fees	$989,376	$—	$308,804	A	$—		$1,298,180
Loan servicing income, net	—	137,455	(137,455)	B	—		—
Gain on loans held for sale, net	103,402	144,205			—		247,607
Origination and other loan fees	—	135,884	(135,884)	C	—		—
Net interest expense	—	(36,580)	36,580	D	—		—
Other	101,798	—	137,823	E	—		239,621
Other income	—	75,256	(75,256)	F	—		—
Total revenue	1,194,576	456,220	134,612		—		1,785,408

Expenses
Compensation and benefits	358,994	—	309,081	G	—		668,075
Salaries and related expenses	—	263,204	(263,204)	G	—		—
Commissions	—	43,724	(43,724)	G	—		—
Loan origination expenses	—	30,969	(30,969)	H	—		—
Professional services	229,451	—	118,042	I	—		347,493
Professional and third-party service fees	—	119,526	(117,526)	J	—		2,000
Servicing and origination	142,670	—	63,858	K	—		206,528
Foreclosure and repossession expenses	—	19,120	(19,120)	L	—		—
Technology and communications	100,490	35,375	13,040	M	981	C	149,886
Occupancy and equipment	66,019	—	36,265	N	—		102,284
Occupancy and other office expenses	—	33,397	(33,397)	O	—		—
MSR valuation adjustments, net	—	—	42,247	Q	(16,857)	A	78,353
			52,963	W
Amortization of mortgage servicing rights	51,788	—	(51,788)	W	—		—
Depreciation and amortization	—	13,828	(13,828)	P	—		—
Exit and disposal costs (1)	—	62,367	—		—		62,367
Other	49,233	—	76,541	R	—		125,774
Other operating expenses	—	107,987	(107,987)	S	—		—
Total expenses	998,645	729,497	30,494		(15,876)		1,742,760

Other income (expense)
Interest income	15,965	—	(33)	T	—		15,932
Interest expense	(363,238)	—	(165,962)	U	(73,795)	B	(602,995)
Gain on sale of mortgage servicing rights, net	10,537	—	(15,613)	B	—		(5,076)
Other, net	(3,168)	—	77,490	V	—		74,322
Total other expense, net	(339,904)	—	(104,118)		(73,795)		(517,817)
Loss before income taxes	(143,973)	(273,277)	—		(57,919)		(475,169)
Income tax benefit	(15,516)	(79,060)	—		—	D	(94,576)
Net loss	(128,457)	(194,217)	—		(57,919)		(380,593)
Net (income) loss attributable to non-controlling interests	491	(22,412)	—		—		(21,921)
Net loss attributable to Ocwen / PHH stockholders	$(127,966)	$(216,629)	$—		$(57,919)		$(402,514)

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
(Dollars in thousands, except share data)

Loss per share attributable to Ocwen / PHH stockholders
Basic	$(1.01)	$(4.62)	$—	$—	$(3.17)
Diluted	$(1.01)	$(4.62)	$—	$—	$(3.17)

Weighted average common shares outstanding
Basic	127,082,058	46,912,204	—	—	127,082,058
Diluted	127,082,058	46,912,204	—	—	127,082,058

(1)
Represents cost incurred by PHH in connection with its PLS exit program ($27,100) and its reorganization exit program ($35,267) resulting from its decision to operate as a smaller business focused on subservicing and portfolio retention services.

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

Note 1 - Merger Transaction
On October 4, 2018, Ocwen completed its acquisition of PHH, a non-bank servicer with established servicing and origination recapture capabilities. As a result of the acquisition, PHH became a wholly owned subsidiary of Ocwen.
The aggregate consideration paid to the former holders of PHH common stock was $358,396, and was funded by a combination of PHH's cash on hand ($325,000) and Ocwen's cash on hand ($33,396). At the closing, there were 32,581,485 shares of PHH common stock, par value $0.01, outstanding, all of which were converted into the right to receive $11.00 in cash per share. In connection with the Merger, all outstanding options to purchase PHH common stock and all PHH equity awards with performance-based vesting conditions were cancelled without any consideration or cash payment. All other PHH equity awards were cancelled in exchange for a cash payment equal to $11.00 per share underlying the award.
The acquisition is accounted for under the acquisition method of accounting pursuant to ASC 805, Business Combinations. Assets acquired and liabilities assumed are recorded at their fair value as of the date of acquisition based on management’s estimates using currently available information. For U.S. income tax purposes, the acquisition of PHH is treated as a stock purchase.
The following table summarizes the pro forma purchase price allocation of the assets acquired and the liabilities assumed as if the acquisition of PHH occurred on June 30, 2018:

Cash	$453,230
Loans held for sale	58,312
Receivables, net	68,011
Advances, net	106,881
Mortgage servicing rights	545,488
Premises and equipment, net	20,481
Restricted cash	40,513
Other assets (1)	17,852
Accounts payable and accrued expenses (Other liabilities)	(65,930)
Match funded liabilities	(20,142)
Other financing liabilities	(503,821)
Other secured borrowings, net	(39,218)
Senior notes, net (2)	(120,910)
Loan repurchase and indemnification liability (Other liabilities)	(27,198)
Other liabilities (1)	(61,653)
Total identifiable net assets	471,896
Total consideration paid to seller	(358,396)
Bargain purchase gain (3)	$113,500

(1)
Includes $4,333 of Other assets and $8,980 of Other liabilities related to discontinued operations in connection with PHH's exit from its Private Label Solutions (PLS) business and real estate channel, both of which were previously reported within PHH's mortgage production segment.

(2)
Ocwen assumed unsecured debt in the form of PHH’s outstanding senior unsecured notes. The outstanding principal balance of these notes at June 30, 2018 is comprised of $97,521 of PHH’s 7.375% Senior Notes due 2019 and $21,543 of PHH’s 6.375% Senior Notes due 2021.

(3)
The application of the acquisition method of accounting resulted in a bargain purchase gain. The bargain purchase gain results from the losses we expect PHH to incur in the future that were contemplated as part of the purchase price. To the extent those losses are realized, they will be included in Ocwen's consolidated statements of operations.

In a business combination, the initial allocation of the purchase price is considered preliminary and therefore subject to change until the end of the measurement period (not to exceed one year from the acquisition date). Because the measurement period is still open, certain fair value estimates may change once all information necessary to make a final fair value assessment has been received.

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

Note 2 - Accounting Policies
The unaudited pro forma combined statement of operations reflects adjustments to conform the results of PHH to the accounting policies of Ocwen. These adjustments relate to differences in assumptions and methodologies used to value MSRs as well as related financing liabilities recorded in connection with sales of MSRs recognized as secured borrowings. There are no other significant differences in the accounting policies of PHH as compared to Ocwen.

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

Note 3 - Balance Sheet Reclassifications and Eliminations

A.	Reclassify Ocwen historical restricted cash balances from Other assets to Restricted cash to conform to PHH's presentation based on the significance of the combined balance.
Certain amounts in the historical balance sheet of PHH have been reclassified to conform to Ocwen's presentation. The details of these reclassifications are as follows:

B.	Reclassifications - Advances, net:

Reclassify home equity line of credit draws from Accounts receivable, net	$26
Reclassify foreclosure-related advances from Other assets	850
Reclassify balance from Subservicing advance liabilities	(193,988)
$(193,112)

C.	Reclassifications - Loans held for sale:

Reclassify balance from Mortgage loans held for sale	$54,697
Reclassify foreclosure-related assets from Other assets	2,576
Reclassify Mortgage loans held for sale credit balances from Accounts payable and accrued expenses	(137)
$57,136

D.	Reclassifications - Mortgage loans held for sale:

Reclassify balance to Loans held for sale	$(54,697)
Reclassify accrued interest balance to Receivables, net	(38)
$(54,735)

E.	Reclassifications - Receivables, net:

Reclassify accrued interest from Mortgage loans held for sale	$38
Reclassify income taxes receivable from Other assets	10,383
Reclassify employee-related and other receivables from Other assets	696
Reclassify home equity line of credit draws to Advances, net	(26)
$11,091

F.	Reclassifications - Other assets:

Reclassify foreclosure-related advances to Advances, net	$(850)
Reclassify foreclosure-related assets to Loans held for sale	(2,576)
Reclassify income taxes receivable to Receivables, net	(10,383)
Reclassify employee-related and other receivables to Receivables, net	(696)
Reclassify foreclosure-related liability to Other liabilities	339
$(14,166)

G.	Reclassifications - Mortgage warehouse and advance facilities:

Reclassify servicing advance facility balance to Match funded liabilities	$(20,142)
Reclassify to Other secured borrowings, net	(39,218)
$(59,360)

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

H.	Reclassify Mortgage servicing rights secured liability balance to Other financing liabilities.

I.	Reclassify Unsecured debt, net balance to Senior notes, net.

J.	Reclassifications - Other liabilities:

Reclassify balance from Accounts payable and accrued expenses	$65,793
Reclassify balance from Loan repurchase and indemnification liability	27,198
Reclassify foreclosure-related liability from Other assets	339
$93,330

K.	Reclassifications - Accounts payable and accrued expenses:

Reclassify Mortgage loans held for sale credit balances to Loans held for sale	$(137)
Reclassify remaining balance to Other liabilities	(65,793)
$(65,930)

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

Note 4 - Pro Forma Balance Sheet Adjustments
The unaudited pro forma combined balance sheet gives effect to the Merger as if it had occurred on June 30, 2018. No effect is given to the pro forma adjustments on the historical earnings of PHH that are reflected in the unaudited pro forma combined statements of operations. The following pro forma adjustments are included in the unaudited pro forma balance sheet:

A.	Record cash conversion of each outstanding share of PHH stock at October 4, 2018 using $33,396 of Ocwen cash on hand and $325,000 of PHH cash on hand.

B.	Adjust acquired MSRs to estimated fair value consistent with the fair value estimate received from a third-party valuation expert.

C.	Adjust acquired Servicing advances, net to estimated fair value.

D.	Adjust acquired Loans held for sale to estimated fair value based on observable market inputs.

E.	Adjust acquired Accounts receivable, net to estimated fair value.

F.	Adjust acquired real estate owned to estimated fair value.

G.
Record the estimated fair value of internally developed software as determined by a third-party valuation expert using the cost-replacement valuation methodology. This software represents a database that houses information from the Black Knight Financial Services, Inc. LoanSphere MSP® servicing platform (Black Knight MSP) and the lending origination platform, Encompass.

H.	Adjust assumed Mortgage servicing rights secured liability to estimated fair value consistent with the fair value estimate received from a third-party valuation expert.

I.	Adjust assumed senior unsecured notes (Unsecured debt, net) to estimated fair value based on observable market prices and to eliminate unamortized debt issuance costs.

J.	Pro forma adjustments - Other liabilities:

Record deferred tax liability for uncertain tax positions associated with PHH	$9,082
Record nonrecurring acquisition-related expenses recognized by Ocwen and PHH subsequent to June 30, 2018 (1)	9,083
Record liability assumed by Ocwen for fully vested non-employee PHH director stock awards	1,130
Record liability for the acceleration of unvested PHH employee time-based restricted stock unit awards as a result of change-in-control provisions (1)	723
$20,018
(1)Pro forma adjustment is not reflected in the unaudited pro forma combined statements of operations because it was determined to not have a continuing impact on the combined financial statements.

K.	Eliminate historical balances of PHH Common stock, Additional paid-in capital and Accumulated other comprehensive loss, net of income taxes.

L.	Pro forma adjustments - Retained earnings:

Eliminate historical balance of PHH retained earnings	$68,063
Record bargain purchase gain (1)	113,500
Record nonrecurring acquisition-related expenses recognized by Ocwen and PHH subsequent to June 30, 2018	(9,083)
$172,480
(1)Bargain purchase gain is not reflected in the unaudited pro forma combined statements of operations because it was determined to not have a continuing impact on the combined financial statements. See Note 1 - Merger Transaction for additional information regarding the bargain purchase gain.

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

Note 5 - Income Statement Reclassifications
Certain amounts in the historical statement of operations of PHH have been reclassified to conform to Ocwen's presentation. The details of these reclassifications are as follows:
For the six months ended June 30, 2018:

A.	Reclassifications - Servicing and subservicing fees:

Gross-up of activity related to PHH MSRs sold and accounted for as a secured borrowing	$87,390
Reclassify from Loan servicing income, net	61,334
Reclassify from Net interest expense	4,927
Reclassify from Other operating expenses	(54)
$153,597

B.	Reclassifications - Loan servicing income, net:

Reclassify to Servicing and subservicing fees	$(61,334)
Reclassify to Other revenue	(938)
Reclassify MSR fair value changes to MSR valuation adjustments, net	(22,018)
Reclassify to Servicing and origination expense	773
Reclassify to Gain on sale of mortgage servicing rights, net	567
$(82,950)

C.	Reclassifications - Origination and other loan fees:

Reclassify to Other revenue	$(2,072)
Reclassify to Servicing and origination expense	162
$(1,910)

D.	Reclassifications - Net interest expense:

Reclassify to Servicing and subservicing fees	$(4,927)
Reclassify to Other expenses	1,022
Reclassify to Interest income	(2,137)
Reclassify to Interest expense	31,442
$25,400

E.	Reclassifications - Other revenue:

Reclassify from Loan servicing income, net	$938
Reclassify from Origination and other loan fees	2,072
$3,010

F.	Reclassifications - Other income:

Reclassify to Professional services the recovery of insurance claims associated with legal and regulatory settlements	$(15,000)
Reclassify to Other, net	(687)
$(15,687)

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

G.	Reclassifications - Compensation and benefits:

Reclassify from Salaries and related expenses	$60,008
Reclassify from Other operating expenses	1,105
$61,113

H.	Reclassifications - Servicing and origination expense:

Reclassify from Loan servicing income, net	$773
Reclassify from Foreclosure and repossession expense	5,836
Reclassify from Origination and other loan fees	162
Reclassify from Other operating expenses	5,120
$11,891

I.	Reclassify from Loan servicing income, net to MSR valuation adjustments, net.

J.	Reclassifications - Professional services:

Reclassify from Other income the recovery of insurance claims associated with legal and regulatory settlements	$(15,000)
Reclassify from Professional and third-party service fees	28,240
Reclassify from Other operating expenses	5,762
$19,002

K.	Reclassifications - Professional and third-party service fees:

Reclassify to Professional services	$(28,240)
Reclassify to Technology and communications	(44)
Reclassify to Other expenses	(5,242)
$(33,526)

L.	Reclassifications - Technology and communications:

Reclassify from Professional and third-party service fees	$44
Reclassify from Occupancy and other office expenses	1,020
Reclassify from Depreciation and amortization	4,092
$5,156

M.	Reclassifications - Occupancy and equipment:

Reclassify from Occupancy and other office expenses	$10,169
Reclassify from Depreciation and amortization	1,247
Reclassify from Other operating expenses	704
$12,120

N.	Reclassifications - Occupancy and other office expenses:

Reclassify to Occupancy and equipment	$(10,169)
Reclassify to Technology and communications	(1,020)
Reclassify to Other expenses	(827)
$(12,016)

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

O.	Reclassifications - Depreciation and amortization:

Reclassify to Technology and communications	$(4,092)
Reclassify to Occupancy and equipment	(1,247)
$(5,339)

P.	Reclassifications - Other expenses:

Reclassify from Net interest expense	$1,022
Reclassify from Professional and third-party service fees	5,242
Reclassify from Occupancy and other office expenses	827
Reclassify to Other operating expenses	2,324
$9,415

Q.	Reclassifications - Other operating expenses:

Reclassify to Servicing and subservicing fees	$(54)
Reclassify to Compensation and benefits	(1,105)
Reclassify to Servicing and origination	(5,120)
Reclassify to Professional services	(5,762)
Reclassify to Occupancy and equipment	(704)
Reclassify to Other expenses	(2,324)
Reclassify to Interest income	3,268
Reclassify to Interest expense	(3,984)
Reclassify to Other, net	10
$(15,775)

R.	Reclassifications - Interest income:

Gross-up of activity related to PHH MSRs sold and accounted for as a secured borrowing	$(27,708)
Reclassify from Other operating expenses	3,268
Reclassify from Net interest expense	2,137
$(22,303)

S.	Reclassifications - Interest expense:

Gross-up of activity related to PHH MSRs sold and accounted for as a secured borrowing	$(59,682)
Reclassify from Net interest expense	(31,442)
Reclassify from Other operating expenses	(3,984)
$(95,108)

T.	Reclassifications - Other, net:

Reclassify from Other income	$687
Reclassify from Other operating expenses	10
$697

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

For the year ended December 31, 2017:

A.	Reclassifications - Servicing and subservicing fees:

Gross-up of activity related to PHH MSRs sold and accounted for as a secured borrowing	$97,026
Reclassify from Loan servicing income, net	199,602
Reclassify from Net interest expense	14,544
Reclassify from Other operating expenses	(2,368)
$308,804

B.	Reclassifications - Loan servicing income, net:

Reclassify to Servicing and subservicing fees	$(199,602)
Reclassify to Other revenue	(1,686)
Reclassify to MSR valuation adjustments, net	42,247
Reclassify to Servicing and origination expense	5,973
Reclassify to Gain on sale of mortgage servicing rights, net	15,613
$(137,455)

C.	Reclassifications - Origination and other loan fees:

Reclassify to Other revenue	$(136,632)
Reclassify to Servicing and origination expense	748
$(135,884)

D.	Reclassifications - Net interest expense:

Reclassify to Servicing and subservicing fees	$(14,544)
Reclassify to Other expenses	2,472
Reclassify to Interest income	(22,570)
Reclassify to Interest expense	71,222
$36,580

E.	Reclassifications - Other:

Reclassify from Loan servicing income, net	$1,686
Reclassify from Origination and other loan fees	136,632
Reclassify to Loan origination expense	(495)
$137,823

F.	Reclassify Other income to Other, net.

G.	Reclassifications - Compensation and benefits:

Reclassify from Salaries and related expenses	$263,204
Reclassify from Commissions	43,724
Reclassify from Other operating expenses	2,153
$309,081

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

H.	Reclassifications - Loan origination expenses:

Reclassify to Servicing and origination	$(30,473)
Reclassify from Other revenue	(495)
Reclassify to Other expenses	(1)
$(30,969)

I.	Reclassifications - Professional services:

Reclassify from Professional and third-party service fees	$90,510
Reclassify from Other operating expenses	27,532
$118,042

J.	Reclassifications - Professional and third-party service fees:

Reclassify to Professional services	$(90,510)
Reclassify to Technology and communications	(387)
Reclassify to Other expenses	(26,629)
$(117,526)

K.	Reclassifications - Servicing and origination expense:

Reclassify from Loan servicing income, net	$5,973
Reclassify from Loan origination expenses	30,473
Reclassify from Foreclosure and repossession expense	19,120
Reclassify from Origination and other loan fees	748
Reclassify from Other operating expenses	8,719
Reclassify to MSR valuations, net	(1,175)
$63,858

L.	Reclassify Foreclosure and repossession expense to Servicing and origination expense.

M.	Reclassifications - Technology and communications:

Reclassify from Professional and third-party service fees	$387
Reclassify from Occupancy and other office expenses	4,250
Reclassify from Depreciation and amortization	8,403
$13,040

N.	Reclassifications - Occupancy and equipment:

Reclassify from Occupancy and other office expenses	$27,084
Reclassify from Depreciation and amortization	5,425
Reclassify from Other operating expenses	3,756
$36,265

O.	Reclassifications - Occupancy and other office expenses:

Reclassify to Occupancy and equipment	$(27,084)
Reclassify to Technology and communications	(4,250)
Reclassify to Other expenses	(2,063)
$(33,397)

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

P.	Reclassifications - Depreciation and amortization:

Reclassify to Technology and communications	$(8,403)
Reclassify to Occupancy and equipment	(5,425)
$(13,828)

Q.	Reclassify from Loan servicing income, net to MSR valuation adjustments, net.

R.	Reclassifications - Other:

Reclassify from Net interest expense	$2,472
Reclassify from Loan origination expense	1
Reclassify to Professional and third-party fees	26,629
Reclassify from Occupancy and other office expenses	2,063
Reclassify from Other operating expenses	45,376
$76,541

S.	Reclassifications - Other operating expenses:

Reclassify to Servicing and subservicing fees	$(2,368)
Reclassify to Compensation and benefits	(2,153)
Reclassify to Servicing and origination	(8,719)
Reclassify to Professional services	(27,532)
Reclassify to Occupancy and equipment	(3,756)
Reclassify to Other expenses	(45,376)
Reclassify to Interest income	6,483
Reclassify to Interest expense	(26,800)
Reclassify to Other, net	2,234
$(107,987)

T.	Reclassifications - Interest income:

Gross-up of activity related to PHH MSRs sold and accounted for as a secured borrowing	$(29,086)
Reclassify from Other operating expenses	6,483
Reclassify from Net interest expense	22,570
$(33)

U.	Reclassifications - Interest expense:

Gross-up of activity related to PHH MSRs sold and accounted for as a secured borrowing	$(67,940)
Reclassify from Net interest expense	(71,222)
Reclassify from Other operating expenses	(26,800)
$(165,962)

V.	Reclassifications - Other, net:

Reclassify from Other income (1)	$75,256
Reclassify from Other operating expenses	2,234
$77,490

(1)
During 2017, PHH completed sales of certain assets of PHH Home Loans, LLC and recognized a gain of $70,024 in Other income. The gain recognized by PHH in connection with these transactions was reduced by the noncontrolling interest holder's 49.9% ownership share, which is recorded in Net income attributable to noncontrolling interest.

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

Within the Expenses section of the Ocwen historical statement of operations for the year ended December 31, 2017, we reclassified impairment charges and fair value gains and losses on MSRs, both previously included in the Servicing and origination line item, and Amortization of MSRs to a new line item titled MSR valuation adjustments, net to conform to the 2018 presentation. The details of these reclassifications are as follows:

W.	Reclassifications - MSR valuation adjustments, net:

Reclassify from Amortization of mortgage servicing rights	$51,788
Reclassify from Servicing and origination expense	1,175
$52,963

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, except share data)

Note 6 - Pro Forma Combined Statement of Operations Adjustments
The unaudited pro forma combined statements of operations give effect to the Merger as if it had occurred on January 1, 2017. The pro forma adjustments to the Ocwen unaudited pro forma combined statements of operations for the six months ended June 30, 2018 and for the year ended December 31, 2017 are based on the following adjustments to the historical statements of operations of Ocwen and PHH.
For the six months ended June 30, 2018:

A.	Revise fair value adjustments related to acquired MSRs using valuation assumptions consistent with Ocwen's methodology.

B.	Pro forma adjustments - Interest expense:

Revise fair value adjustments related to assumed Mortgage servicing rights secured liability using valuation assumptions consistent with Ocwen's methodology	$12,726
Eliminate amortization of debt issuance costs recorded by PHH related to the unsecured senior debt assumed by Ocwen	223
Record amortization of the fair value adjustment on unsecured senior debt of PHH assumed by Ocwen	(733)
$12,216

C.	Eliminate nonrecurring acquisition-related expenses recorded by PHH and Ocwen of $9,164 from Professional services expense.

D.	Amortize internally developed software acquired in the Merger on a straight-line basis for the period presented based on a useful life of three years.

E.
Reflects the income tax benefit of the pro forma adjustments based on management’s estimate of the blended applicable statutory tax rates and observing the continued need for a valuation allowance. The net income tax benefit recorded as a result of pro forma adjustments represents lower current federal tax under the new base erosion and anti-abuse tax (BEAT) provision of the 2017 Tax Cuts and Jobs Act (Tax Act) assuming Ocwen and PHH would file a consolidated federal tax return beginning January 1, 2017. The pro forma tax adjustments contemplate the effects of the Tax Act. As the full determination of the accounting impacts of the Tax Act has not yet been completed the provisional amounts are based on management’s reasonable estimates.

For the year ended December 31, 2017:

A.	Revise fair value adjustments related to acquired MSRs using valuation assumptions consistent with Ocwen's methodology.

B.	Pro forma adjustments - Interest expense:

Revise fair value adjustments related to assumed Mortgage servicing rights secured liability using valuation assumptions consistent with Ocwen's methodology	$(79,347)
Eliminate amortization of debt issuance costs recorded by PHH related to the unsecured senior debt assumed by Ocwen	7,015
Record amortization of the fair value adjustment on unsecured senior debt of PHH assumed by Ocwen	(1,463)
$(73,795)

C.	Amortize internally developed software acquired in the Merger on a straight-line basis for the period presented based on a useful life of three years.

D.
Considering the existing blended applicable statutory rate and the offsetting need for valuation allowances for both PHH and Ocwen, there is no net tax impact occurring related to the proforma adjustments to pre-tax loss.